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                        ABFS MORTGAGE LOAN TRUST 1998-4,

                                    as Issuer

                              THE BANK OF NEW YORK,

                              as Indenture Trustee

                          SUPPLEMENTAL INDENTURE NO. 1

                            Dated as of March 5, 2004

                                     to the

                                    INDENTURE

                          Dated as of November 1, 1998


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         SUPPLEMENTAL INDENTURE NO. 1, dated as of March 5, 2004, between ABFS
MORTGAGE LOAN TRUST 1998-4, a Delaware statutory trust, as issuer (the "Trust") and THE BANK OF NEW YORK, a New York banking corporation, as indenture trustee (the "Indenture Trustee") to the Indenture, dated as of November 1, 1998 (the "Indenture"), between the Trust and the Indenture Trustee, providing for the issuance of the Notes. All capitalized terms used in this Supplemental Indenture No. 1 and not defined herein shall have the meaning assigned to them in the Indenture.

                                   WITNESSETH
                                   ----------

         WHEREAS, Section 9.01 of the Indenture provide that, with the consent of the Note Insurer, the Trust, by an Issuer Order, and the Indenture Trustee may enter into one or more supplemental indentures to add to or change provisions of the Indenture.

         WHEREAS, all things necessary to make this Supplemental Indenture No. 1 a valid agreement of the Issuer, and a valid supplement to the Indenture, have been done.

         NOW, THEREFORE, for and in consideration of the premises, it is mutually agreed as follows:


         1. Amendment of Section 5.07. Section 5.07 of the Indenture is hereby amended in its entirety to read as follows:

                  "Section 5.07.  Application of Money Collected

                  If the Notes have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Indenture Trustee with respect to each Class of Notes pursuant to this Article V or otherwise and any other monies that may then be held or thereafter received by the Indenture Trustee as security for such Class of Notes shall be applied in the following order, at the date or dates fixed by the Indenture Trustee and, in case of the payment of the entire amount due on account of principal of, and interest on, such Class of Notes, upon presentation and surrender thereof; provided, that, notwithstanding the foregoing, any amount representing a Back-up Servicing Fee Deficiency shall only be distributed pursuant to clause ninth below:

                  (a) first, to (x) the Indenture Trustee, any unpaid Indenture Trustee Fees with respect to such Class then due and any other amounts payable and due to the Indenture Trustee with respect to such Class under this Indenture, including any costs or expenses incurred by it in connection with the enforcement of the remedies provided for in this
         Article V and (y) to the Collateral Agent, any unpaid Collateral Agent Fees with respect to such Class under the Sale and Servicing Agreement;

                  (b) second, to the Servicer, any amounts required to pay the Servicer for any unpaid Servicing Fees with respect to such Class then due and to reimburse the Servicer for Periodic Advances with respect to



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         such Class previously made by, and not previously reimbursed or retained by, the Servicer and, upon the final liquidation of the related Mortgage Loan or the final liquidation of the Trust Estate, Servicing Advances with respect to such Class previously made by, and not previously reimbursed or retained by, the Servicer;

                  (c) third, to the payment of Interest Distribution Amounts then due and unpaid upon the Outstanding Notes of such Class through the day preceding the date on which such payment is made;

                  (d) fourth, to the payment of the Note Principal Balance of each of the Outstanding Notes of such Class, up to the amount of their respective unpaid Note Principal Balance, ratably, without preference or priority of any kind;

                  (e) fifth, to the Note Insurer, as subrogee to the rights of the Noteholders, (x) the aggregate amount necessary to reimburse the
         Note Insurer for any unreimbursed Reimbursement Amounts for such Class paid by the Note Insurer on prior Distribution Dates, together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such Reimbursement Amounts were due to the Note Insurer, to such Distribution Date, (y) the amount of any unpaid Premium Amount for such Class then due, together with interest thereon at the "Late Payment Rate" specified in the Insurance Agreement from the date such amounts were due and (z) any other amounts due and owing to the Note Insurer for such Class under the Insurance Agreement;

                  (f) sixth, for payment in respect of the other Class of Notes, in the priority set forth in this Section 5.07, to the extent of any shortfall in the payment of the amounts described in clauses (a) through (e) with respect to such other Class;

                  (g) seventh, with respect to the Class A-1 Notes only, for payment of any outstanding Class A-1 Mortgage Loan Interest Shortfall Amount; with respect to the Class A-2 Notes only, for payment of any Class A-2 Available Funds Cap Carry-Forward Amount;

                  (h) eighth, to the Back-up Servicer, such Class's pro rata portion of any amounts required to pay the Back-up Servicer for any unpaid Back-up Servicing Fees and Back-up Servicing Fee Deficiency; and

                  (i) ninth, the remainder to the Holder of Trust Certificate relating to such Class."


         2. Amendment of Section 8.02. Section 8.02 of the Indenture is hereby amended in its entirety to read as follows:

                  " Section 8.02.  Distributions; Statements


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                  On each Distribution Date, unless the Notes have been declared due and payable pursuant to Section 5.02 hereof and moneys collected by the Indenture Trustee are being applied in accordance with Section 5.07 hereof, Available Funds on deposit in each Distribution Account on any Distribution Date or Redemption Date shall be withdrawn from such Distribution Account, in the amounts required (based solely on the Servicer's Remittance Report delivered to the Indenture Trustee on or before such Distribution Date), for application on such Distribution Date in respect of payments relating to the applicable Pool of Mortgage Loans and the related Class of Notes as follows:

                  (i) (A) to the Indenture Trustee, an amount equal to the Indenture Trustee Fees then due to it with respect to the related Class of Notes; and (B) to the Collateral Agent, an amount equal to the fees then due to it with respect to the related Class of Notes;

                  (ii) from amounts then on deposit in the related Distribution Account (excluding any Insured Payments and any Back-up Servicing Fee Deficiency) to the Note Insurer the lesser of (x) the excess of (i) the amount then on deposit in such Distribution Account over (ii) the Insured Distribution Amount for such Pool on such Distribution Date and
         (y) the sum of the amount of all Reimbursement Amounts relating to such Class of Notes which have not been previously paid as of such Distribution Date and any other amounts relating to such Class then due to the Note Insurer pursuant to the Insurance Agreement;

                  (iii) from amounts then on deposit in the related Distribution Account (excluding any Back-up Servicing Fee Deficiency), to the Holders of the related Class of Notes, the Distribution Amount for such Class;

                  (iv) with respect to the Class A-1 Notes, from amounts then on deposit in the Distribution Account relating to the Class A-1 Notes (excluding any Back-up Servicing Fee Deficiency), to the Holders of the Class A-1 Notes, the Class A-1 Mortgage Loan Interest Shortfall Amount;

                  (v) from amounts then on deposit in the related Distribution Account (excluding any Back-up Servicing Fee Deficiency), to the Cross-collateralization Reserve Account relating to the other Class of Notes, the Reserve Payment Amount for such Class;

                  (vi) with respect to the Class A-2 Notes, from amounts then on deposit in the Distribution Account relating to the Class A-2 Notes (excluding any Back-up Servicing Fee Deficiency), to the Holders of the Class A-2 Notes, the Class A-2 Available Funds Cap Carry-Forward Amount;

                  (vii) from amounts then on deposit in each of the Distribution Accounts, to the Back-up Servicer, such Class's pro rata portion of the



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         Back-up Servicing Fee then due it (including any Back-up Servicing Fee
         Deficiency) and any indemnity amounts then due it pursuant to Section 7.02(a) of the Sale and Servicing Agreement; and

                  (viii) following the making by the Indenture Trustee of all allocations, transfers and disbursements described above, from amounts then on deposit in the related Distribution Account, the Indenture Trustee shall distribute to the Holders of the related Trust Certificates, the amount remaining on such Distribution Date, if any."


         3. Amendment of Appendix I. Appendix I of the Indenture is hereby amended in its entirety to read as the Appendix I attached hereto as Exhibit A.

         4. Confirmation of Indenture. As amended by paragraph 1, 2 and 3 hereof, all provisions of the Indenture are confirmed as of the date hereof. This Supplemental Indenture No. 1 shall be effective as of the date hereof.

         5. GOVERNING LAW. IN VIEW OF THE FACT THAT NOTEHOLDERS ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS SUPPLEMENTAL INDENTURE NO. 1 WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.


         6. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

               [Remainder of this page intentionally left blank.]


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         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental
Indenture No. 1 to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                     ABFS MORTGAGE LOAN TRUST 1998-4,

                                        By: WACHOVIA TRUST COMPANY,
                                        NATIONAL ASSOCIATION (as successor to
                                        First Union Trust Company, National
                                        Association), not in its individual
                                        capacity, but solely as Owner Trustee
                                        under the Trust Agreement


                                     By:
                                        ---------------------------------------
                                           Name:
                                           Title:

                                     THE BANK OF NEW YORK,
                                           as Indenture Trustee


                                     By:
                                        ---------------------------------------
                                           Name:
                                           Title:


Acknowledged, agreed and consented to pursuant to
Section 9.01:



FINANCIAL SECURITY ASSURANCE INC.,
as Note Insurer


By:
   ----------------------------------------
   Name:
   Title:

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                                    Exhibit A


                                   Definitions